investor presentation • Third Quarter 2024 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2023, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Financial Performance Appendix presentation contents 4 overview Commercial C&I, O-CRE, Treasury, ABL, ESOP, Equipment Finance, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 128 Employees: 2,084 Market Cap (9/30/24): $2.4B Dividend Yield (9/30/24): 3.8% CET1 Ratio: 12.04% Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Agile Premium Finance Lines of Business 2.00% 3Q Adj. PTPP ROAA(2) $18.1B in assets $11.6B/$13.9B loans / deposits $5.4B wealth management (1) 1 Includes brokerage assets under care. 2 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 5 key investment highlights • Proven & sustainable business model spanning 160 years • Premier Midwest franchise with top quartile performance • Consistent profitability – 136 consecutive quarters • High quality balance sheet & robust capital position (12.04% CET1) • Prudent risk management & credit culture with strong asset quality • Well managed through past credit cycles • What makes us strategically distinct • Local banking centered in legacy markets with a focus on growing core deposits • Sophisticated commercial and wealth banking model that positions us to be the alternative to “Big Banks” • National strategy that adds diverse fee streams and incremental earning assets while also complementing our Commercial Bank offerings • Experienced and proven management team 6 consistent best-in-class earnings 7 Return on Average Assets 1 KRX calculated as the top quartile of the current 50 KRX constituents. Source: S&P Capital IQ Pro 1-Year 3-Year 2Q18-3Q24 (since merger) 80% Percentile Rank KRX Top Quartile1 1.26% 81% Percentile Rank 1.22% 1.37% 1.23% 87% Percentile Rank 1.31% 1.26%

consistent better than market earnings growth 8 Earnings Per Share Growth 1 KRX calculated as the median of the current 50 KRX constituents. Source: S&P Capital IQ Pro 1-Year 3-Year 5-Year 10-Year 20-Year 69% Percentile Rank 10% 6% 83% Percentile Rank 85% Percentile Rank 2% 0% 64% Percentile Rank 5% 3% 3% -6% KRX Median1 -18% -17% 49% Percentile Rank

Note: Headquarters loan and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. complementary market centric strategies Loans $3.4B / Deposits $2.9B Loans $1.8B / Deposits $5.4B Loans $4.0B / Deposits $5.4B Loans $2.4B / Deposits $0.3B 9

key company brands Full suite of diversified financial products for individuals and businesses $18.1 Billion Assets $13.9 Billion Deposits 19.77% Adjusted MRQ ROATCE Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $5.4 Billion Assets Under Care $26.9 Million LTM Revenue $341 Million LTM Wealth Advisory Sales 8,500+ Relationships Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 9 Offices Across the U.S. $48.0 Million LTM Revenue 2,500+ Clients Specialty lender to insurance industry, RIAs, CPAs, indirect auto finance companies, and quick- serve restaurant franchisees $1.0 Billion Loans ~7% YoY Loan Growth Specialty lender for commercial customers to finance insurance premiums $211 Million Loans ~$420 Million 2024 Estimated Originations High Yielding and High Quality Portfolio Full-service equipment financing company $1.0 Billion Leases/Loans $600+ Million LTM Originations 4th Largest Independent U.S. Equipment Finance Platform At Acquisition High Yielding Portfolio 10

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 11 revenue growth strategies Distribution Technology Talent Product & Pricing • Regional pricing strategy • Treasury Management product investments • Investments in Product Management DefinedModels Enterprise Data Management • Investment in data warehouse • Enabling data as a strategic asset • Connection into CRM platform StaffingModel • Defined company FTE targets • Larger salesforce intargeted Lines of Business Culture • Diversity and inclusion is a strategic priority • Refreshed Corporate Strategic Intent • Attraction/recruitment engagement and retention programs • Top quartile engagement scores across financial services companies Capacity Plans • Increased physical distribution network • Closed 70 locations in last 5 years1 • Aligned sales teams to distribution models Expanded Capabilities • Acquired Bannockburn providing foreign exchange services • Rollout of “in-house” derivatives desk capabilities • Investment in Wealth Mgmt.: • Business succession • Fixed income strategies • Alternative investments • Improved digital platform • Acquired Summit providing significant improvement to lease product offering • Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses • Acquired Agile providing insurance premium financing capabilities Talent Expansion • Up-Market Commercial talent acquisition • Added new commercial sales talent to Chicago, Cleveland, and Evansville • Added talent in Wealth Mgmt.: • Succession planning • Investment banking • Fixed income Enterprise CRM • Company-wide implementation of SFDC • Marketing automation and sales enablement programdevelopment • Sales Management • Operational Integration Client Experience • Improved Cash Management Platform • Improved Online Banking Product • Blend – Mortgage Origination • nCino – Commercial loan origination and online account opening Digital Transformation • Roadmap Creation • Increased Resource Allocation • Enhanced Client Experience LOB | Go-to-Market 1 Post MainSource merger 12 • Community • Metro • Headquarters • National

About First Financial Bancorp Financial Performance Appendix presentation contents 13

3Q 2024 results 136th Consecutive Quarter of Profitability 14 • EOP assets decreased $19.8 million compared to the linked quarter to $18.1 billion • EOP loans increased $31.9 million compared to the linked quarter to $11.6 billion • Average deposits increased $166.2 million compared to the linked quarter to $13.8 billion • EOP investment securities increased $119.6 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $45.7 million; $58.8 million as adjusted1 • Noninterest expense – $125.8 million; $124.7 million as adjusted1 • Efficiency ratio – 62.5%. Adjusted1 efficiency ratio – 58.2% • Effective tax rate of 19.2%. Adjusted1 effective tax rate of 19.5% • Net interest income – $155.6 million • Net interest margin of 4.05% on a GAAP basis; 4.08% on a fully tax equivalent basis1 • Net income – $52.5 million or $0.55 per diluted share. Adjusted1 net income – $63.6 million or $0.67 per diluted share • Return on average assets – 1.17%. Adjusted 1 return on average assets – 1.42% • Return on average shareholders’ equity – 8.80%. Adjusted1 return on average shareholders’ equity – 10.68% • Return on average tangible common equity – 16.29%1. Adjusted1 return on average tangible common equity – 19.77% • Provision expense - $10.6 million • Net charge-offs – $7.3 million. NCOs / Avg. Loans – 0.25% annualized • Classified Assets / Total Assets - 1.14% • NPA / Total Assets – 0.36% • ACL / Total Loans – 1.37% • Total capital ratio – 14.58% • Tier 1 common equity ratio – 12.04% • Tangible common equity ratio – 7.98%. Adjusted1 Tangible common equity ratio – 9.34% • Tangible book value per share – $14.26 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

3Q 2024 highlights • Strong quarterly earnings driven by net interest margin • Adjusted1 earnings per share – $0.67 • Adjusted1 return on assets – 1.42% • Adjusted1 pre-tax, pre-provision return on assets – 2.00% • Adjusted1 return on average tangible common equity – 19.77% • Modest loan growth during the period, in line with expectations • EOP loan balances increased $31.9 million compared to the linked quarter; 1.1% on an annualized basis • Growth driven by leasing and mortgage • Payoffs increased 27% compared to the linked quarter • Total average deposit balances increased $166.2 million, or 4.9% on an annualized basis • $100.8 million increase in retail CDs and $114.2 million increase in money market accounts offset modest declines in noninterest bearing checking and savings balances • $35.0 million increase in brokered deposits mostly offset modest seasonal decline in public funds • $38.5 million decline in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 23% of average total deposits at September 30, 2024 • • Net interest margin (FTE) of 4.08% decreased 2 bps from linked quarter • Stable asset yields compared to linked quarter • 5 bp increase in cost of deposits offset by favorable shift in funding mix, resulting in 2 bp increase in total funding costs • • Noninterest income of $45.7 million; $58.8 million as adjusted1 • Adjustments include o $17.5 million loss on securities; includes $9.7 million impairment loss on two skilled nursing investments, $8.0 million of losses on sales from restructuring activities o $4.4 million gain related to a deferred tax gain • Leasing business revenue of $16.8 million; relatively flat compared to linked quarter • Foreign exchange income of $12.0 million; decline from near-record second quarter • Wealth management revenue of $6.9 million; 3.7% decline from record quarter 15 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

3Q 2024 highlights • Adjusted1 noninterest expense of $124.7 million, a 1.8% increase from second quarter • Adjustments1 include $0.4 million of efficiency-related costs and $0.7 million in other costs such as acquisition, severance and branch consolidation costs • Increase driven by $1.8 million increase in leasing business expenses and $0.5 million supplemental contribution to the First Financial Foundation • Efficiency ratio of 62.5%; 58.2% as adjusted1 • Workforce efficiency initiative ongoing; 120 positions eliminated to date • Increase in allowance for credit loss (ACL) and provision expense • Total ACL of $176.0 million; provision expense of $10.6 million o Loans and leases - ACL of $158.8 million; 1.37% of total loans o Unfunded Commitments - ACL of $17.1 million • Provision expense driven by net charge-offs and slower prepayments • NPA to total assets of 0.36%; relatively flat compared to linked quarter • $7.3 million in net charge-offs; 0.25% of loans on an annualized basis, 10 bp increase from linked quarter • Classified assets increased 7 bps to 1.14% of total assets during third quarter • Capital ratios in excess of targets • Total capital ratio of 14.58% • Tier 1 common equity of 12.04%; 26 basis point increase from linked quarter • Tangible book value of $14.26; increased by $1.32, or 10.2%, from linked quarter • Tangible common equity increased 75 bps to 7.98%; 9.34%1 excluding ($232.3) million of AOCI • Common dividend of $0.24 16 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 17 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 155,560$ 155,560$ 153,311$ 153,311$ Provision for credit losses-loans and leases 9,930$ 9,930$ 16,157$ 16,157$ Provision for credit losses-unfunded commitments 694$ 694$ 286$ 286$ Noninterest income 45,701$ 45,701$ 61,501$ 61,501$ less: gains (losses) on security transactions - (17,468) A - (64) A less: deferred tax adjustment - 4,353 A - - A Total noninterest income 45,701$ 58,816$ 61,501$ 61,565$ Noninterest expense 125,759$ 125,759$ 123,574$ 123,574$ less: FDIC special assessment - - A - (70) A less: efficiency-related costs - 383 A - 368 A less: other - 695 A - 818 A Total noninterest expense 125,759$ 124,681$ 123,574$ 122,458$ Income before income taxes 64,878$ 79,071$ 74,795$ 75,975$ Income tax expense 12,427$ 12,427$ 13,990$ 13,990$ plus: after-tax impact of tax credit investment @ 21% - 24 - 10 plus: tax effect of adjustments (A) @ 21% statutory rate - 2,981 - 263 Total income tax expense 12,427$ 15,432$ 13,990$ 14,262$ Net income 52,451$ 63,639$ 60,805$ 61,713$ Net earnings per share - diluted 0.55$ 0.67$ 0.64$ 0.65$ Pre-tax, pre-provision return on average assets 1.68% 2.00% 2.07% 2.10% 3Q 2024 2Q 2024 profitability 18 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted1 Pre-tax, Pre-Provision Earnings $0.55 $0.64 $0.53 $0.60 $0.66 $0.67 $0.65 $0.59 $0.62 $0.67 3Q242Q241Q244Q233Q23 Diluted EPS Adjusted EPS 1 1.17% 1.38% 1.18%1.31% 1.48% 1.42%1.40% 1.30% 1.37% 1.49% 3Q242Q241Q244Q233Q23 ROA Adjusted ROA 1 16.29% 20.57% 17.35% 21.36% 23.60% 19.77%20.88% 19.11% 22.21%23.76% 3Q242Q241Q244Q233Q23 ROATCE Adjusted ROATCE 1 $89.7$92.4 $79.4$84.6$90.7 2.00% 2.10% 1.85% 1.96% 2.12% 3Q242Q241Q244Q233Q23 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA net interest income & margin 19 Net Interest Margin (FTE) 2Q24 NIM (FTE) Progression Net Interest Income All dollars shown in millions $151.0$148.4 $143.9 $147.7$150.9 $3.8 $3.6 $4.0 $5.2 $4.5 $155.6 $153.3 $148.7 $153.8 $155.5 3Q242Q241Q244Q233Q23 Basic NII Loan Fees 3.98%4.00%3.99% 4.12%4.21% 0.10%0.10%0.11% 0.14% 0.12% 4.08%4.10%4.10% 4.26% 4.33% 3Q242Q241Q244Q233Q23 Basic Margin (FTE) Loan Fees 2Q24 4.10% Asset yields/mix -0.01% Funding costs/mix -0.01% 3Q24 4.08%

noninterest income 20 Noninterest Income 3Q24 Highlights All dollars shown in thousands • Adjusted1 fee income of $58.8 million • $13.1 million of adjustments1 include: • $17.5 million loss on securities • $9.7 million impairment loss on two skilled nursing investments • $8.0 million of losses on sales from restructuring activities • $4.4 million gain related to a deferred tax gain • Total fee income 22.7% of net revenue • Foreign exchange income of $12.0 million; decreased $4.7 million from the near-record second quarter • Leasing business income of $16.8 million; relatively unchanged from the linked quarter • Trust and wealth management fees of $6.9 million: decreased $0.3 million, or 3.7%, from record linked quarter • Deposit service charge income of $7.5 million: increased $0.4 million, or 5.0%, from the linked quarter • Mortgage banking income of $5.0 million; increased $0.5 million, or 12.1%, from the linked quarter 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. Service Charges $7,547 Wealth Mgmt $6,910 Bankcard income $3,698 Client derivative fees $1,160 Foreign exchange income $12,048 Leasing business income $16,811 Mortgage banking income $5,021 Other $(7,494) Total $45.7 million noninterest expense 21 Noninterest Expense 3Q24 Highlights 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands • Core expenses increased $2.2 million, or 1.8% • $1.8 million increase in leasing expenses • $0.5 million supplemental contribution to First Financial Foundation • Efficiency initiative ongoing; 120 positions eliminated to date which equals $13.4 million of annualized savings • $1.1 million of adjustments1 include: • $0.4 million efficiency-related costs • $0.7 million of other costs such as acquisition, severance and branch consolidation costs Salaries and benefits $74,813 59% Occupancy and equipment $9,536 8% Data processing $8,857 7% Professional services $2,303 2% Intangible amortization $2,395 2% Leasing business expense $11,899 9% Other $15,956 13% Total $125.8 million 57.5% 59.3% 62.7% 57.5% 62.5% 57.3% 58.0% 60.4% 57.0% 58.2% 3Q23 4Q23 1Q24 2Q24 3Q24 Efficiency Ratio Adjusted Efficiency Ratio 1 Efficiency Ratio

2.50%2.51%2.48%2.49%2.44%2.30% 2.08% 1.77% -0.01%0.03%0.00%0.05% 0.14% 0.22% 0.31%0.37% SepAugJul3Q242Q241Q244Q233Q23 Cost of Deposits Change in Cost of Deposits average balance sheet 22 Average LoansAverage Securities All dollars shown in millions 1 Includes loans fees and loan accretion Deposit Costs $3,274$3,132$3,138$3,184$3,394 4.24%4.23% 4.01% 4.20% 4.07% 3Q242Q241Q244Q233Q23 Investment Securities Investment Securities Yield $11,534$11,441$11,066$10,751$10,624 7.41%7.42%7.32%7.29% 7.18% 3Q242Q241Q244Q233Q23 Loans Loan Yield 1 $13,797$13,630 $13,279$13,203 $12,787 2.49%2.44% 2.30% 2.08% 1.77% 3Q242Q241Q244Q233Q23 Deposits Cost of Deposits Average Deposits

deposits 23 Deposit Product Mix (Avg) 3Q24 Average Deposit Progression All dollars shown in millions Total growth/(decline): $166.2 million -$38.5 $25.2 -$30.0 $114.2 $100.8 $35.0 -$40.5 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds Noninterest- bearing (excl. pub funds) $2,987 22% Interest-bearing demand $1,662 12% Savings $1,017 7% Money Markets $3,068 22% Retail CDs $1,653 12% Brokered Deposits $1,473 11% Public Funds $1,937 14% Total $13.8 billion average deposit trends 24 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,330$6,312$6,162$5,921$5,824$5,821 3Q242Q241Q244Q233Q232Q23 $3,974$3,824$3,823$3,913$3,789$3,664 3Q242Q241Q244Q233Q232Q23 $1,937$1,978$1,864$1,928$1,805$1,823 3Q242Q241Q244Q233Q232Q23 Uninsured deposits (per call report instructions) 5,341$ Less: Public funds 1,809 Less: Intercompany deposits 192 Adjusted uninsured deposits 3,340 Borrowing capacity 4,559 Borrowing capacity in excess of adjusted uninsured deposits $ 1,219 Borrowing capacity as a % of adjusted uninsured deposits 136.5% Adjusted uninsured deposits to total deposits 23.9%

deposit concentrations Business Deposits by Sector All dollars shown in millions 25 NAICS Sector 9/30/24 % of Total Deposits Manufacturing $635.3 4.6% Real Estate and Rental and Leasing 451.0 3.3% Finance and Insurance 483.4 3.5% Construction 378.7 2.7% Professional, Scientific, and Technical Services 329.9 2.4% Other Services (except Public Administration) 263.6 1.9% Health Care and Social Assistance 217.4 1.6% Retail Trade 187.6 1.4% Accommodation and Food Services 137.7 1.0% Wholesale Trade 136.3 1.0% Agriculture, Forestry, Fishing and Hunting 83.8 0.6% Administrative and Support and Waste Management 92.0 0.7% Arts, Entertainment, and Recreation 86.4 0.6% Transportation and Warehousing 84.5 0.6% Educational Services 62.7 0.5% Other 390.8 2.8% Grand Total $4,021.0 29.1%

26 Borrowing Capacity • Interest-bearing deposits with other banks of $661 million • Investment securities portfolio: • 97.6% of investment portfolio classified as available-for-sale • $680.9 million of expected cash flow from securities portfolio in next 12 months • $490.3 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at September 30, 2024 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 513,928$ Fed Discount Window availability 949,185 Brokered CDs/Deposit placement services 2,135,630 Fed funds 960,000 Total as of September 30, 2024 4,558,743$

agile acquisition 27 • Acquired February 29th • $93.4 million in loans acquired; $211.2 million as of September 30th • $5.6 million of intangibles created • Agile is a full-service specialty finance company based in Lincolnshire, IL and operates throughout the U.S. • Lends to commercial customers to finance insurance premiums • Loans are secured by the unearned premium of the policies • Two-thirds of volume is derived from direct agency relationships, and one-third is originated through a brokerage model • Portfolio is diversified across insurance carrier, insurance agency, borrower, geography, and insurance coverage type • Founded in 2017 and managed by seasoned industry experts • Led by founder Bob Przespolewski and Charlie Gerstung, who joined FFB • 30 associates Product Details • Originates approximately 50,000 loans annually • Average loan size of $12,700 • Median loan size $1,700 • Average duration 10 months Deep and Diverse Relationships Portfolio Highlights • Gross yields in excess of 10% • Expected annual loss rate of 10-20 bps • Established national network of over 1,700 active independent insurance agencies • Significant cross-sell opportunity 1The fair value measurements of assets acquired and liabilities assumed in the Agile acquisition are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. Company Overview Transaction Overview1 Key Statistics

loan portfolio 28 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $31.9 million $7.3 -$119.5 -$10.4 $5.1 $83.8 $3.4 $22.5 $39.7 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Agile Consumer Mortgage ICRE $3,725 32% Commercial & Small Business Banking $3,229 28% Oak Street $741 6% Franchise $249 2% Summit $831 7% Agile $211 2% Consumer $1,009 9% Mortgage $1,558 14% Total $11.6 Billion

loan concentrations 29 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance Property Type 9/30/24 % of Total Loans Residential Multi Family 5+ $1,279.2 11.1% Retail Property 790.0 6.8% Office 434.8 3.8% Industrial 399.4 3.5% Hospital/Nursing Home 298.0 2.6% Hotel 187.1 1.6% Land 111.4 1.0% Residential 1-4 Family 105.8 0.9% Industrial 54.8 0.5% Other Real Estate 51.6 0.4% Self Storage 12.6 0.1% Other 0.1 0.0% Grand Total $3,725.0 32.2% NAICS Sector 9/30/24 % of Total Loans Finance and Insurance $1,236.2 10.7% Manufacturing 493.1 4.3% Accommodation and Food Services 308.0 2.7% Construction 280.7 2.4% Health Care and Social Assistance 275.4 2.4% Real Estate and Rental and Leasing 260.8 2.3% Professional, Scientific, and Technical Services 258.5 2.2% Retail Trade 242.3 2.1% Wholesale Trade 202.8 1.8% Agriculture, Forestry, Fishing and Hunting 167.7 1.5% Transportation and Warehousing 151.2 1.3% Other Services (except Public Administration) 145.7 1.3% Administrative and Support and Waste Management 139.3 1.2% Arts, Entertainment, and Recreation 80.7 0.7% Information 74.7 0.6% Public Administration 54.6 0.5% Educational Services 24.6 0.2% Management of Companies and Enterprises 15.7 0.1% Utilities 13.3 0.1% Mining, Quarrying, and Oil and Gas Extraction 13.2 0.1% Other 0.8 0.0% Grand Total $4,439.3 38.4%

area of focus - office portfolio (non-owner occupied) 30 Office Property Type 1 Performance metrics based on loans greater than $2.5 million and excluding classified assets. All dollars shown in millions Office Property Market Office Maturity Schedule • $434.8 million balance represents 3.8% of total loan portfolio; includes $54.7 million of loans less than $2.5 million individual exposure • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse from the sponsor • No exposure to gateway cities • $17.3 million on nonaccrual status; 2 relationships; have been charged down to net realizable value • $14.1 million rated substandard – 1 relationship; $35.4 million rated special mention – 3 relationships • One loan migrated to criticized/classified during quarter • Performance metrics at origination or renewal1 • LTV – 61.4% • Occupancy – 86.1% • Debt coverage – 1.65x $287 66% $136 31% $12 3% Suburban Urban Non-metro $358 82% $44 10% $25 6% $8 2% General Office Medical Mixed Use Other $42.6 $111.2 $61.2 $36.8 $61.2 $121.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2024 2025 2026 2027 2028 2029+

allowance for credit losses 31 3Q24 Highlights All dollars shown in millions • $176.0 million combined ACL; $10.6 million combined provision expense • $158.8 million ACL – loans and leases; increase driven by slower prepayments; 1.37% of loan balances • Utilized Moody’s September baseline forecast in quantitative model • $17.1 million ACL – unfunded commitments $145.2 $141.4 $144.3 $156.2 $158.8 $17.0 $18.4 $16.2 $16.4 $17.1 $162.2 $159.9 $160.4 $172.6 $176.0 1.36% 1.29% 1.29% 1.36% 1.37% 3Q23 4Q23 1Q24 2Q24 3Q24 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans ACL / Total Loans asset quality 32 Classified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $65.5$62.7$59.4 $65.9 $75.1 0.36%0.35%0.34% 0.38%0.44% 3Q242Q241Q244Q233Q23 NPAs NPAs / Total Assets $16.4 $12.6 $10.6 $4.2 $7.3 $11.7 $10.2 $11.2 $16.4 $10.6 0.25% 0.15% 0.38% 0.46% 0.61% 3Q23 4Q23 1Q24 2Q24 3Q24 NCOs Provision Expense NCOs / Average Loans $206.2 $195.3 $162.3 $141.0$140.6 1.14%1.07% 0.92% 0.80%0.82% 3Q242Q241Q244Q233Q23 Classified Assets Classified Assets / Total Assets Nonperforming Assets / Total Assets

capital 33 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 9/30 Risk Weighted Assets = $13,800,728 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 12.04%11.78%11.67%11.73%11.60% 7.00% 3Q242Q241Q244Q233Q23 Tier 1 Common Equity Ratio Basel III minimum 12.37%12.11%12.00%12.06%11.94% 8.50% 3Q242Q241Q244Q233Q23 Tier 1 Capital Ratio Basel III minimum 14.58%14.47%14.31%14.26%14.19% 10.50% 3Q242Q241Q244Q233Q23 Total Capital Ratio Basel III minimum 6.50% 7.17% 7.23% 7.23% 7.98% 9.07% 9.05% 9.18% 9.13% 9.34% 3Q23 4Q23 1Q24 2Q24 3Q24 TCE ratio Adjusted TCE ratio1 outlook commentary1 • Loan balances expected to grow mid single digits on an annualized basis • Strong average deposit balance growth expected; includes expected public fund seasonal growth • Investment portfolio expected to remain stable 34 • Total noninterest expense expected to be $126 - 128 million • Stable expense base expected excluding leasing business and fee-based incentive expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to remain flat • Net charge-offs expected to be approximately 25 - 30 bps for full year • Stable to slightly increasing ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $63 - 65 million • Includes $13 - 15 million foreign exchange • Includes $18 - 20 million leasing business income 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.85% - 3.95%; assumes 25 bp November and December rate cuts by Fed Capital • Expect to maintain dividend at $0.24

About First Financial Bancorp Financial Performance Appendix presentation contents 35 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.4 billion • Deposits $6.2 billion • Deposit Market Share #4 (3.4%) • Banking Centers 48 • Fortune 500 Companies 7 • Indianapolis • Loans $1.0 billion • Deposits $0.8 billion • Deposit Market Share #14 (1.2%) • Banking Centers 10 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.5 billion • Deposits $0.4 billion • Deposit Market Share #18 (0.4%) • Banking Centers 4 • Fortune 500 Companies 4 • Expansion Markets Cleveland/Chicago/Evansville • Loans $0.1 billion • Deposits $0.02 billion • Louisville • Loans $0.4 billion • Deposits $0.9 billion • Deposit Market Share #12 (1.2%) • Banking Centers 5 • Fortune 500 Companies 2 • Community Markets • Loans $1.8 billion • Deposits $5.4 billion • Banking Centers 61 • Fortune 500 Companies 1 All numbers as of 9/30/2024 except deposit market share which is as of 6/30/2024. Greater Cincinnati/Dayton and deposit balances include special assets, loan marks, and other out of market and corporately held balances. Loan balances exclude PPP balances. 36 • National • Loans $2.4 billion • Deposits $0.3 billion

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 37 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 38 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2024 2024 2024 2023 2023 Net interest income 155,560$ 153,311$ 148,740$ 153,765$ 155,455$ Tax equivalent adjustment 1,362 1,418 1,535 1,672 1,659 Net interest income - tax equivalent 156,922$ 154,729$ 150,275$ 155,437$ 157,114$ Average earning assets 15,292,378$ 15,171,819$ 14,757,503$ 14,483,589$ 14,404,144$ Net interest margin1 4.05% 4.06% 4.05% 4.21% 4.28 % Net interest margin (fully tax equivalent)1 4.08% 4.10% 4.10% 4.26% 4.33 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 39 All dollars shown in thousands Additional non-GAAP ratios Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, (Dollars in thousands, except per share data) 2024 2024 2024 2023 2023 Net income (a) 52,451$ 60,805$ 50,689$ 56,732$ 63,061$ Average total shareholders' equity 2,371,125 2,281,040 2,265,562 2,144,482 2,153,601 Less: Goodwill (1,007,654) (1,007,657) (1,006,477) (1,005,870) (1,005,844) Other intangibles (82,619) (84,577) (84,109) (85,101) (87,427) Average tangible equity (b) 1,280,852 1,188,806 1,174,976 1,053,511 1,060,331 Total shareholders' equity 2,450,438 2,326,439 2,287,003 2,267,974 2,129,509 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,005,868) (1,005,868) Other intangibles (81,547) (83,528) (85,603) (83,949) (86,378) Ending tangible equity (c) 1,361,235 1,235,255 1,193,744 1,178,157 1,037,263 Less: AOCI (232,262) (323,409) (321,109) (309,819) (410,005) Ending tangible equity less AOCI (d) 1,593,497 1,558,664 1,514,853 1,487,976 1,447,268 Total assets 18,146,332 18,166,180 17,599,238 17,532,900 17,054,852 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,005,868) (1,005,868) Other intangibles (81,547) (83,528) (85,603) (83,949) (86,378) Ending tangible assets (e) 17,057,129 17,074,996 16,505,979 16,443,083 15,962,606 Risk-weighted assets (f) 13,800,728 13,803,249 13,562,455 13,374,177 13,170,574 Total average assets 17,854,191 17,728,251 17,306,221 17,124,955 16,951,389 Less: Goodwill (1,007,654) (1,007,657) (1,006,477) (1,005,870) (1,005,844) Other intangibles (82,619) (84,577) (84,109) (85,101) (87,427) Average tangible assets (g) 16,763,918$ 16,636,017$ 16,215,635$ 16,033,984$ 15,858,119$ Ending shares outstanding (h) 95,486,317 95,486,010 95,473,595 95,141,244 95,117,180 Ratios Return on average tangible shareholders' equity (a)/(b) 16.29% 20.57% 17.35% 21.36% 23.60% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 7.98% 7.23% 7.23% 7.17% 6.50% Risk-weighted assets (c)/(f) 9.86% 8.95% 8.80% 8.81% 7.88% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 9.34% 9.13% 9.18% 9.05% 9.07% Average tangible equity as a percent of average tangible assets (b)/(g) 7.64% 7.15% 7.25% 6.57% 6.69% Tangible book value per share (c)/(h) 14.26$ 12.94$ 12.50$ 12.38$ 10.91$ Three months ended, appendix: non-GAAP to GAAP reconciliation 40 All dollars shown in thousands Additional non-GAAP measures 1Q24 4Q23 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 155,560$ 155,560$ 153,311$ 153,311$ 148,740$ 148,740$ 153,765$ 153,765$ Provision for credit losses-loans and leases (j) 9,930 9,930 16,157 16,157 13,419 13,419 8,804 8,804 Provision for credit losses-unfunded commitments (j) 694 694 286 286 (2,259) (2,259) 1,426 1,426 Noninterest income 45,701 45,701 61,501 61,501 46,512 46,512 46,993 46,993 less: gains (losses) on security transactions (17,468) (64) (5,187) (649) less: deferred tax adjustment 4,353 - - - Total noninterest income (g) 45,701 58,816 61,501 61,565 46,512 51,699 46,993 47,642 Noninterest expense 125,759 125,759 123,574 123,574 122,355 122,355 119,137 119,137 less: tax credit investment w ritedow n - - less: FDIC special assessment - (70) 231 925 less: eff iciency-related costs 383 368 - - less: Other 695 818 1,087 1,363 Total noninterest expense (e) 125,759 124,681 123,574 122,458 122,355 121,037 119,137 116,849 Income before income taxes (i) 64,878 79,071 74,795 75,975 61,737 68,242 71,391 74,328 Income tax expense 12,427 12,427 13,990 13,990 11,048 11,048 14,659 14,659 plus: tax effect of adjustments 24 10 52 276 plus: after-tax impact of tax credit investments @ 21% 2,981 263 1,318 423 Total income tax expense (h) 12,427 15,432 13,990 14,262 11,048 12,418 14,659 15,358 Net income (a) 52,451$ 63,639$ 60,805$ 61,713$ 50,689$ 55,824$ 56,732$ 58,970$ Average diluted shares (b) 95,480 95,480 95,470 95,470 95,184 95,184 95,141 95,141 Average assets (c) 17,854,191 17,854,191 17,728,251 17,728,251 17,306,221 17,306,221 17,124,955 17,124,955 Average shareholders' equity 2,371,125 2,371,125 2,281,040 2,281,040 2,265,562 2,265,562 2,144,482 2,144,482 Less: Goodw ill and other intangibles (1,090,273) (1,090,273) (1,092,234) (1,092,234) (1,090,586) (1,090,586) (1,090,971) (1,090,971) Average tangible equity (d) 1,280,852 1,280,852 1,188,806 1,188,806 1,174,976 1,174,976 1,053,511 1,053,511 Ratios Net earnings per share - diluted (a)/(b) 0.55$ 0.67$ 0.64$ 0.65$ 0.53$ 0.59$ 0.60$ 0.62$ Return on average assets - (a)/(c) 1.17% 1.42% 1.38% 1.40% 1.18% 1.30% 1.31% 1.37% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.68% 2.00% 2.07% 2.10% 1.69% 1.85% 1.89% 1.96% Return on average tangible shareholders' equity - (a)/(d) 16.29% 19.77% 20.57% 20.88% 17.35% 19.11% 21.36% 22.21% Efficiency ratio - (e)/((f)+(g)) 62.5% 58.2% 57.5% 57.0% 62.7% 60.4% 59.3% 58.0% Effective tax rate - (h)/(i) 19.2% 19.5% 18.7% 18.8% 17.9% 18.2% 20.5% 20.7% (Dollars in thousands, except per share data) 3Q24 2Q24

First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202